FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        April 27, 2004 (April 27, 2004)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         749 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94088
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000



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Item 5. Other Events and Regulation FD Disclosure

     Institutional Shareholder Services ("ISS") has requested that the Company provide additional detail with respect to fees billed to the Company by Ernst & Young, LLP, specifically relating to the tax services provided during the fiscal year ended January 2, 2004. This information supplements the required disclosures in the Company's proxy statement for its 2004 Annual Meeting of Shareholders and is not intended to amend any of the disclosure in such proxy statement. The following is the information we are providing to ISS.

Fees billed by Ernst & Young, LLP for the fiscal year ended January 2, 2004

Audit Fees                          $883,000
Tax Compliance                      $863,000
Tax Advice and Planning             $485,000

Item 12. Results of Operations and Financial Condition.

     On April 27, 2004, the Company announced its financial results for the quarter ended April 2, 2004. A copy of the press release dated April 27, 2004 relating to this announcement is furnished as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TRIMBLE NAVIGATION LIMITED
                                                   a California corporation


         Dated: April 27, 2004                     /s/ Mary Ellen Genovese
                                                   -----------------------
                                                   Mary Ellen Genovese
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated April 27, 2004.